Cash Accumulation Trust

National Money Market Fund

----------------------------------------------

PROSPECTUS DATED DECEMBER 22, 1997

----------------------------------------------------------------


National Money Market Fund (the Fund) is one of two series of Cash Accumulation Trust (the Trust), an open-end, diversified, management investment company, or mutual fund. The Fund offers investors an efficient and economical means of investing in a professionally managed portfolio of high quality money market instruments. The investment objective of the Fund is current income to the extent consistent with preservation of capital and liquidity. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies."


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."

The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. Additional information about the Trust and the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December 22, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


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INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


  WHAT IS THE CASH ACCUMULATION TRUST?



    Cash Accumulation Trust (the Trust) is a mutual fund whose shares are offered in two series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified, management investment company. Only shares of National Money Market Fund (the Fund) are offered through this Prospectus.


  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


    The Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. The Fund invests primarily in a portfolio of U.S. Government obligations, financial institution obligations and other high quality money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value of the Fund will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Fund's portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. See "How the Fund Values its Shares" at page 12.



    The Fund may invest in foreign securities without limit. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Investment Objective and Policies--Risks of Investing in Foreign Securities" at page 8.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of the average daily net assets of the Fund of .390% of the first $1 billion of net assets; .375% of the next $500 million of net assets; .350% of the next $500 million of net assets; and .325% of net assets in excess of $2 billion. As of November 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $60 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 11.


  WHO DISTRIBUTES THE FUND'S SHARES?


    Prudential Securities Incorporated (Prudential Securities), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. The Trust reimburses the Distributor for expenses related to the distribution of the Fund's shares at an annual rate of up to .10 of 1% of the average daily net assets of the shares of the Fund. See "How the Fund is Managed--Distributor" at page 11.

  WHAT IS THE MINIMUM INVESTMENT?


    There are no minimum investment requirements. See "Shareholder Guide--How to Buy Shares of the Fund" at page and "Shareholder Guide--Shareholder Services" at page 17.


  HOW DO I PURCHASE SHARES?


    Shares of the Fund are offered to investment advisory clients of Prudential Securities that participate in any of the following managed account programs sponsored by Prudential Securities: Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS), Managed Assets Consulting Services--Custom Services (MACS--CS) and Prudential Securities Investment Supervisory Group. Prudential Securities will purchase shares on behalf of these clients each business day pursuant to automatic purchase procedures. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15.


  HOW DO I SELL MY SHARES?


    Prudential Securities will redeem shares on behalf of participating clients each business day at the current net asset value (NAV) next determined pursuant to automatic redemption procedures. In addition, you may redeem shares of the Fund at any time at the NAV next determined by instructing your Prudential Securities financial adviser. See "Shareholder Guide--How to Sell Your Shares" at page 16.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Fund expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional shares of the Fund at net asset value unless Prudential Securities has requested on your behalf that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on
     Purchases.........................  None
    Maximum Sales Load Imposed on
     Reinvested Dividends..............  None
    Maximum Deferred Sales Load........  None
    Redemption Fees....................  None
    Exchange Fee.......................  None
ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees....................  .39%
    12b-1 Fees.........................  .10
    Other Expenses.....................  .13
                                         ----
    Total Fund Operating Expenses......  .62%
                                         ----
                                         ----

                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:           $   6   $   20   $   35   $    77

  The above example is restated based on expenses that would have been applicable if PIFM, PI and PMFS had served as Manager, Subadviser and Transfer Agent, respectively, during the fiscal year ended September 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Trustees' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees.

---------------

* Actual expenses for the fiscal year ended September 30, 1997 were .65 of 1%, which consisted of a management fee payable to the predecessor investment adviser of .42 of 1%, 12b-1 fees payable to the predecessor distributor of .10 of 1% and other expenses of .13 of 1% of the average net assets of the Fund.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                     YEARS)

  The following information for the year ended September 30, 1997 has been audited by Price Waterhouse LLP and for the four years ended September 30, 1996 has been audited by the former independent accountants for the National Money Market Fund. The reports of both independent accountants were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information and may be obtained by shareholders. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to net assets and other supplemental data for each of the years indicated. The information is based on data contained in the financial statements.

                                                                         YEAR ENDED SEPTEMBER 30,
                                          ---------------------------------------------------------------------------------------
                                          1997    1996    1995    1994    1993     1992      1991      1990      1989      1988
                                          -----   -----   -----   -----   -----   -------   -------   -------   -------   -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period....  $1.00   $1.00   $1.00   $1.00   $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                          -----   -----   -----   -----   -----   -------   -------   -------   -------   -------
Income from investment operations--net
  investment income.....................    .05     .05     .05     .03     .02       .04       .06       .08       .09       .07
Dividends to shareholders...............   (.05)   (.05)   (.05)   (.03)   (.02)     (.04)     (.06)     (.08)     (.09)     (.07)
                                          -----   -----   -----   -----   -----   -------   -------   -------   -------   -------
Net asset value, end of period..........  $1.00   $1.00   $1.00   $1.00   $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                          -----   -----   -----   -----   -----   -------   -------   -------   -------   -------
                                          -----   -----   -----   -----   -----   -------   -------   -------   -------   -------

TOTAL RETURN:...........................    5.0%    5.0%    5.2%    3.2%    2.3%      3.7%      6.2%      7.8%      8.6%      6.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)....   $702    $652    $685    $823    $652    $2,286    $2,523    $2,217    $2,438    $2,034

Ratios to average net assets:

  Net investment income.................   4.89%   4.86%   5.15%   3.20%   2.26%     3.70%     6.17%     7.75%     8.64%     6.77%
  Expenses..............................    .65%    .69%    .69%    .61%    .71%      .74%      .74%      .73%      .71%      .73%

                              CALCULATION OF YIELD

  THE FUND CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized capital gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE FUND ALSO CALCULATES ITS "EFFECTIVE ANNUAL YIELD" assuming weekly compounding. The following is an example of the current and effective annual yield calculations as of September 30, 1997:

          Value of hypothetical account
           at end of period.............  $     1.0009569
                                          ---------------
          Value of hypothetical account
           at beginning of period.......      1.000000000
          Base period return............  $      .0009569
                                          ---------------
                                          ---------------

          Current Yield (0.096% x
           (365/7)).....................           4.99%
                                                    ---
          Effective Annual Yield,
           assuming weekly
           compounding..................           5.11%
                                                    ---

  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.

  The weighted average life to maturity of the Fund on September 30, 1997 was 22 days.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the shares of the Fund, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS CURRENT INCOME TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. THE FUND PURSUES ITS INVESTMENT OBJECTIVE THROUGH THE INVESTMENT POLICIES DESCRIBED BELOW. THERE CAN BE NO ASSURANCE THAT THIS OBJECTIVE WILL BE ACHIEVED.


  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE FUND'S POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES.



  THE ASSETS OF THE FUND WILL BE INVESTED IN HIGH QUALITY U.S. DOLLAR DENOMINATED MONEY MARKET INSTRUMENTS MATURING IN THIRTEEN MONTHS OR LESS, AND THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE PORTFOLIO OF THE FUND WILL BE 90 DAYS OR LESS. The Fund also may hold cash reserves as the investment adviser deems necessary for temporary defensive purposes.


  In selecting portfolio securities for investment by the Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Board of Trustees monitors the credit quality of securities purchased for the Fund's portfolio. If a portfolio security held by the Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Board of Trustees will promptly reassess whether that security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Trustees determines that to do so is not in the best interest of the Fund and its shareholders.

  The Fund utilizes the amortized cost method of valuation in accordance with regulations of the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares." Accordingly, the Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality," as determined by the Fund's investment adviser under the supervision of the Board of Trustees. "Eligible quality," for this purpose, means (i) a security rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, that rating organization) or (ii) an unrated security deemed of comparable quality by the Fund's investment adviser under the supervision of the Board of Trustees.

  As long as the Fund utilizes the amortized cost method of valuation, it will also comply with certain diversification requirements and will invest no more than 5% of its total assets in "second-tier securities," with no more than 1% of the Fund's assets in any one issuer of a second-tier security. A "second-tier security," for this purpose, is a security of "eligible quality" that does not have the highest rating from at least two rating organizations assigning a rating to that security or issuer (or, if only one rating organization assigned a rating, that rating organization) or an unrated security that is deemed of comparable quality by the Fund's investment adviser under the supervision of the Trust's Board of Trustees.

  UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST ITS ASSETS IN HIGH QUALITY U.S. DOLLAR-DENOMINATED MONEY MARKET OBLIGATIONS OF DOMESTIC AND FOREIGN ISSUERS AND U.S. GOVERNMENT AND FINANCIAL INSTITUTION OBLIGATIONS DESCRIBED BELOW. There is no limitation on the percentage of the Fund's assets that may be invested in each of these categories. In addition, the Fund may utilize the investment techniques described below under "Other Investments and Policies."

  U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

  U.S. TREASURY OBLIGATIONS. The Fund may invest in U.S. Treasury obligations, including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may also invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Resolution Funding Corporation, the Student Loan Marketing Association, the Tennessee Valley Authority and the Bank for Cooperatives, each of which has the right to borrow under certain circumstances from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency.


  The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government. See "Investment Objectives and Policies--Obligations Issued or Guaranteed by the U.S. Government, its Agencies and Instrumentalities" in the Statement of Additional Information.


  FINANCIAL INSTITUTION OBLIGATIONS. The Fund may invest in obligations (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in branches of banks outside the United States.

  ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by assets backing the securities.

  OTHER MONEY MARKET INSTRUMENTS. The Fund may invest in commercial paper, variable amount demand master notes, funding agreements, bills, notes and other obligations issued by a U.S. company, a foreign company or foreign governments, their agencies and instrumentalities, maturing in thirteen months or less, denominated in U.S. dollars, which, at the date of investment, are of "eligible quality." If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth above under "Financial Institution Obligations." If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of comparable quality, as determined by the Fund's investment adviser under the supervision of the Trust's Board of Trustees. In the case of instruments issued by foreign companies or governments, the Fund will only invest in instruments which are not currently subject to foreign withholding taxes.

  RISKS OF INVESTING IN FOREIGN SECURITIES. There is no limitation on the percentage of the Fund's assets that may be invested in foreign securities. Since the portfolio of the Fund may contain obligations of foreign issuers, an investment in the Fund involves certain risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Fund, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and such issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Trust to obtain or to enforce a judgment against the issuers of such securities.

GENERAL POLICIES

  FLOATING RATE AND VARIABLE RATE SECURITIES

  The Fund may purchase "floating rate" and "variable rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates, and in some cases, the Trust is able to demand repayment of the principal amount of such obligations at par plus accrued interest. For additional information concerning variable rate and floating rate obligations, see "Investment Objective and Policies" in the Statement of Additional Information.

  FIRM COMMITMENTS (WHEN ISSUED AND DELAYED DELIVERY SECURITIES)



  The Fund may purchase securities through firm commitment arrangements with domestic commercial banks and registered broker-dealers. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date for delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Trust's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. The Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Fund's investment adviser determines present minimal credit risks. See "Firm Commitments" in the Statement of Additional Information.



  BORROWING


  The Fund may borrow (including through entering into reverse repurchase agreements) up to and including 10% of the value of its total assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

  REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

  The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Trust's Custodian, either physically or in a book-entry account.

  The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Trust's Board of Trustees. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Trust is unsettled. As a result, under these extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

  Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Trust's Custodian will maintain in a segregated account cash, or other liquid assets, maturing not later than the expiration of the reverse repurchase agreements and having a value equal to or greater than such commitments.

  ILLIQUID SECURITIES


  The Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Investing in Rule 144A securities could, however, have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


  SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest in the securities of other money market funds registered under the Investment Company Act. See "Investment Objective and
Policies--Securities of Other Investment Companies" in the Statement of Additional Information.

  LOANS OF PORTFOLIO SECURITIES

  The Fund may lend its portfolio securities to broker-dealers under contracts calling for collateral in U.S. Government Securities or cash equal to at least 100% of the market value of the securities loaned. The Fund will continue to benefit from interest on the securities loaned and will also receive either interest, through investment of cash collateral in the Fund's permissible investments, or lending fees, if the collateral is U.S. Government Securities. The Fund would normally pay lending fees to the lending broker-dealer. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions, which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE TRUST HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER AND SUBADVISER AND THE TRUST'S DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE TRUST'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE TRUST. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.



  Certain changes in the management and operation of the Fund became effective in December 1997, including, among other things, the election of a new Board of Trustees, the appointment of the Manager, the Subadviser, the Distributor, the Transfer Agent, and the Custodian, as well as their related agreements.


  For the fiscal year ended September 30, 1997, total expenses for the Fund's shares as a percentage of average net assets were .65 of 1%. For the same period, total expenses would have been .62 of 1% had the current management, distribution and subadvisory contacts been in effect. See "Financial Highlights."

MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF THE AVERAGE DAILY NET ASSETS OF THE FUND OF .390% OF THE FIRST $1 BILLION OF NET ASSETS;
 .375% OF THE NEXT $500 MILLION OF NET ASSETS; .350% OF THE NEXT $500 MILLION OF NET ASSETS; AND .325% OF NET ASSETS IN EXCESS OF $2 BILLION. PIFM is organized in New York as a limited liability company. For the fiscal year ended September 30, 1997, the Fund would have paid management fees to PIFM of .39% of its average daily net assets had the current Management Agreement been in effect. See "Manager" in the Statement of Additional Information.


  As of November 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $60 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE TRUST, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE TRUST'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE TRUST AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE TRUST'S DISTRIBUTOR. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.


  UNDER A DISTRIBUTION PLAN (THE PLAN) ADOPTED BY THE TRUST UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AND SERVICE AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S SHARES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


  UNDER THE PLAN, THE FUND REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT A MAXIMUM ANNUAL RATE OF .10 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND'S SHARES. Account servicing fees are paid based on the average balance of the Fund's shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Board of Trustees is provided with and reviews quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Fund under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND SHAREHOLDER SERVICING AGENT


  State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P. O. Box 1713, Boston, Massachusetts 02105.



  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and as Shareholder Servicing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.
O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES
  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE BOARD OF TRUSTEES HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV TO BE 4:30 P.M., NEW YORK TIME, ON EACH DAY THE FUND IS OPEN FOR BUSINESS. The Fund is open for business each day that the New York Stock Exchange is open for trading. The Fund will compute its NAV once daily on each of its business days, except days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect the net asset value.

  The Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of the Fund at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and net capital gains, if any, that it distributes to its shareholders provided that it distributes to shareholders each year at least 90% of such income. If the Fund defers until the subsequent calendar year the distribution of more than a minimal amount of income, it will be subject to a 4% nondeductible excise tax on the deferred distribution. The Fund intends to make timely and complete distributions in order to avoid any such taxes.

TAXATION OF SHAREHOLDERS


  All dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), will be taxable to shareholders as ordinary income whether or not reinvested. The Fund does not anticipate realizing long-term capital gains. However, to the extent the Fund does recognize long-term capital gains, the Fund intends to declare capital gains distributions to the extent of its net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses). Capital gains distributions, if any, are taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned his or her shares. Thus, subject to certain limitations, distributions of capital gains received by individual shareholders may be eligible for 20% or 28% capital gains rates of taxation.



  It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. The maximum long-term capital gains rate for individual shareholders is currently 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


  Dividends and distributions may be subject to state and local taxes. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. However, dividends of net investment income (and net short-term capital gains) paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


DIVIDENDS AND DISTRIBUTIONS

  NET INVESTMENT INCOME AND NET REALIZED SHORT-TERM CAPITAL GAINS, IF ANY, OF THE FUND WILL BE DECLARED AS A DIVIDEND DAILY IMMEDIATELY PRIOR TO THE CALCULATION OF THE FUND'S NET ASSET VALUE AS OF 4:30 P.M., NEW YORK TIME. Net investment income of the Fund (from the time of the immediately preceding declaration) consists of interest accrued or discount earned

(including both original issue and market discount) on the obligations in the Fund, less amortization of premium and the estimated expenses of the Fund applicable to that dividend period. The Fund does not expect to realize long-term capital gains or losses.

  The net investment income of the Fund for dividend purposes is determined on a daily basis. Each such dividend will be payable to shareholders of record at the time of its declaration (including for this purpose holders of shares purchased, but excluding holders of shares redeemed as of 4:30 P.M., New York time on that day). Dividends declared are accrued throughout the month and are distributed in the form of full and fractional shares. Shareholders may receive cash payments from the Fund equal to the dividends earned during the month by notifying PMFS at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date. Dividends are reinvested at the net asset value determined as of 4:30 P.M., New York time, on the day of payment. If the entire amount in an account is redeemed at any time during a month, all dividends accrued with respect to that account during that month are paid to the investor at the NAV as of 4:30 P.M., New York time, on the date of redemption.

  The calculation of net investment income for dividend purposes is made immediately prior to the calculation of net asset value at 4:30 P.M., New York time. In the case of a purchase order that occurs as of 4:30 P.M., New York time (the funds are received that day), a shareholder begins to earn dividends declared on that day.

  The Fund will not accept purchase and redemption orders after 4:30 P.M., New York time. If a redemption request is received prior to 4:30 P.M., New York time, the shareholder does not earn a dividend on that day but the redemption proceeds are wired on that day.

  Net income earned on Saturdays, Sundays and holidays is accrued in calculating the dividend on the previous business day. Accordingly, an investor who places a purchase order prior to 4:30 P.M., New York time, on a Friday begins earning dividends that day. A shareholder which redeems its shares prior to 4:30 P.M., New York time, on a Friday does not earn a dividend which reflects the income earned by the Fund on the Friday, or the following Saturday and Sunday.

  Should the Fund incur or anticipate any unusual expense or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the net asset value per share of the Fund is reduced, or is anticipated to be reduced, below $1.00, the Board of Trustees may suspend further dividend payments of the Fund until net asset value is returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in shareholders receiving no dividends for the period during which they held their shares and in their receiving upon redemption a price per share lower than that which they paid.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE TRUST WAS ORGANIZED ON APRIL 27, 1984 AS A MASSACHUSETTS BUSINESS TRUST AND IS A DIVERSIFIED OPEN-ENDED MANAGEMENT INVESTMENT COMPANY. THE TRUST HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES OF BENEFICIAL INTEREST WHICH MAY BE DIVIDED INTO AN UNLIMITED NUMBER OF SERIES OF SUCH SHARES AND WHICH PRESENTLY CONSIST OF TWO SERIES, INCLUDING THE FUND.


  The Trust does not intend to issue share certificates unless requested. Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of Prudential Securities under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may, without shareholder approval, authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine or, also without shareholder approval, terminate any series and distribute such series' assets to its shareholders.


  THE TRUST DOES NOT INTEND TO HOLD ANNUAL SHAREHOLDER MEETINGS UNLESS REQUIRED BY LAW. THE TRUST WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE TRUST'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in certain respects to a Massachusetts business corporation. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust if the assets of the Trust are insufficient to satisfy its obligations, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, that the shareholders may not be assessed by the Trust for any obligation that they have not agreed to pay and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  Shares of the Fund are offered to investment advisory clients of Prudential Securities that participate in any of the following managed account programs sponsored by Prudential Securities: Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS), Managed Assets Consulting Services--Custom Services (MACS--CS) and Prudential Securities Investment Supervisory Group. Eligibility of participants is within the discretion of Prudential Securities.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) for Fund investors pursuant to which it will make automatic investments of free credit cash balances held in a client's account in shares of the Fund, if the Fund is the client's primary money sweep fund. If you are a client of Prudential Securities participating in one of the programs listed above, you may designate the Fund as your primary money sweep fund. If you are such a client of Prudential Securities and do not designate a primary money sweep fund, the Fund will be your primary money sweep fund. Shares of the

Fund can only be purchased through the automatic investment procedures described herein; no manual purchase orders will be accepted for the Fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities financial adviser.


  On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Fund in an amount up to such balance at the NAV determined on that day. Such funds begin earning dividends on that business day. Prudential Securities will have the use of, and will retain the benefits of, free credit balances in your brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement.)


  Shares of the Fund purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Trust and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Fund through Prudential Securities may not redeem shares of the Fund by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Fund.

  Prudential Securities clients wishing additional information concerning investment in Fund shares made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC PURCHASE PROCEDURES. Prudential Securities will purchase shares of the Fund on behalf of participating clients each business day at current net asset value pursuant to the automatic purchase procedures described below. There is no sales charge. There are no minimum investment requirements. The Trust does not intend to issue share certificates unless requested. The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

  Free credit cash balances of $1.00 or more held in the account of a participating client will automatically be invested in shares of the Fund (Autosweep) as described below. Specifically, an order to purchase shares of the Fund is placed (i) in the case of a free credit cash balance resulting from the proceeds of a securities sale, on the settlement date of the securities sale, and (ii) in the case of a free credit cash balance resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment, maturity of a bond or a cash payment by the client into the client's account), on the business day of receipt by Prudential Securities of the non-trade related credit. Each time an order is placed under these procedures resulting from the settlement of a securities sale, any non-trade related credit in the client's account will also be automatically invested.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day on which the order is placed. Prudential Securities will arrange for investment in shares of the Fund at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in federal funds for the shares invested prior to 4:30 P.M., New York time, on the next business day.

HOW TO SELL YOUR SHARES

  Shares will be redeemed each business day at NAV next determined in accordance with the procedures described below.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES


  Prudential Securities clients for whom Prudential Securities has purchased shares of the Fund may have these shares redeemed only through Prudential Securities. Please contact your Prudential Securities financial adviser.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Fund held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar, unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of Fund shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through such automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  AUTOMATIC REDEMPTION. Redemptions will be automatically effected by Prudential Securities on each business day at the NAV next determined to satisfy debit balances arising from securities transactions in an account to the nearest highest dollar or to satisfy redemption requests made on behalf of a participating client. Each participating client's account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Fund will be redeemed as of that business day to satisfy any remaining debits in the account. In the event of an automatic redemption of shares, the client will be entitled to dividends declared on the redeemed shares through the business day preceding the day on which the redemption is effective. Dividends declared on the date of redemption will be retained by Prudential Securities which has advanced monies to satisfy debits in the participating client's account.

  REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  The Trust may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

  Prudential Securities has the right to terminate an account for any reason. In such event, all shares held in a shareholder's account will be redeemed.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost to the Trust of maintaining an account, the Trust reserves the right to redeem, upon 60 days' written notice, an account which is reduced by you to an NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

SHAREHOLDER SERVICES

  As a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct Prudential Securities not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  - REPORTS TO SHAREHOLDERS. The Trust will send you Annual and Semi-Annual Reports. The Financial Statements appearing in the Annual Reports are audited by Independent Accountants. In order to reduce duplicate mailing and printing expenses, the Trust will provide one Annual and Semi-Annual Shareholder Report and Annual Prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  - EXCHANGE PRIVILEGE. The Trust does not currently offer an exchange privilege for shares of the Fund.

  - SHAREHOLDER INQUIRIES. Shareholder inquiries should be addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free), or from outside the U.S.A. at (908) 417-7555 (collect).

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS

  VMIG-1: Variable rate short-term indebtedness rated "VMIG-1" is of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT RATINGS

  AAA: Bonds rated AAA are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SHORT-TERM DEBT RATINGS

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, L.P.

BOND RATINGS

  AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

SHORT-TERM DEBT RATINGS

  F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

  F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.

      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.


- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Fund's Risk Factors and
   Special Characteristics?.....................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
CALCULATION OF YIELD............................         6
HOW THE FUND INVESTS............................         6
  Investment Objective and Policies.............         6
  General Policies..............................         8
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        11
  Distributor...................................        11
  Portfolio Transactions........................        12
  Custodian and Transfer and Shareholder
   Servicing Agent..............................        12
HOW THE FUND VALUES ITS SHARES..................        12
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        13
GENERAL INFORMATION.............................        14
  Description of Shares.........................        14
  Additional Information........................        15
SHAREHOLDER GUIDE...............................        15
  How to Buy Shares of the Fund.................        15
  How to Sell Your Shares.......................        16
  Shareholder Services..........................        17
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------


MF178A


                              CUSIP No.: 147541106


Cash
Accumulation
Trust
-----------

National Money
Market Fund

                         PROSPECTUS
December 22, 1997
www.prudential.com

                --------------------------

         [LOGO]

Cash Accumulation Trust
Liquid Assets Fund

--------------------------------------------------


PROSPECTUS DATED DECEMBER 22, 1997


----------------------------------------------------------------------


Liquid Assets Fund (the Fund) is one of two series of Cash Accumulation Trust (the Trust), an open-end, diversified, management investment company, or mutual fund. The Fund offers investors an efficient and economical means of investing in a professionally managed portfolio of high quality money market instruments. The investment objective of the Fund is current income to the extent consistent with preservation of capital and liquidity. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund is commencing the offering of its shares on the date of this Prospectus. Only shares of the Fund are being offered through this Prospectus. Shares of the Fund are offered to investment advisory clients of Prudential Securities Incorporated (Prudential Securities) that (a) participate in any of the following managed account programs sponsored by Prudential Securities: Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS) and Prudential Securities Investment Supervisory Group and (b) are "Eligible Benefit Plans." "Eligible Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in
Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA,
(ii) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code, and (iv) Individual Retirement Accounts (IRAs) as defined in Section 408(a) of the Internal Revenue Code.


An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "How the Fund Values its Shares."

The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. Additional information about the Trust and the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December 22, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS THE CASH ACCUMULATION TRUST?


    Cash Accumulation Trust (the Trust) is a mutual fund whose shares are offered in two series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified, management investment company. Only shares of Liquid Assets Fund (the Fund) are offered through this Prospectus.


  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. The Fund invests primarily in a portfolio of U.S. Government obligations, financial institution obligations and other high quality money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 5.

  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

    It is anticipated that the net asset value of the Fund will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Fund's portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. See "How the Fund Values its Shares" at page 11.

    The Fund may invest in foreign securities without limit. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Investment Objective and Policies--Risks of Investing in Foreign Securities" at page 7.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is reimbursed by the Fund for direct costs, excluding profit and overhead, up to a maximum annual rate of .39% of the average daily net assets of the Fund. As of November 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $60 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the investment adviser or the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. PIC will be reimbursed by the Fund for its direct costs, excluding profit and overhead. See "How the Fund is Managed--Manager" at page 10.


  WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Securities Incorporated (Prudential Securities), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares pursuant to a distribution agreement with the Trust and serves without compensation from the Fund. See "How the Fund is Managed--Distributor" at page 11.

  WHAT IS THE MINIMUM INVESTMENT?

    There are no minimum investment requirements. See "Shareholder Guide--How to Buy Shares of the Fund" at page 14 and "Shareholder Guide--Shareholder Services" at page 16.

  HOW DO I PURCHASE SHARES?

    Shares of the Fund are offered to investment advisory clients of Prudential Securities that (a) participate in any of the following managed account programs sponsored by Prudential Securities: Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS) and Prudential Securities Investment Supervisory Group and (b) are "Eligible Benefit Plans." "Eligible Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code),
  (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code, and (iv) Individual Retirement Accounts (IRAs) as defined in Section 408(a) of the Internal Revenue Code. Prudential Securities will purchase shares on behalf of these clients each business day pursuant to automatic purchase procedures. See "Shareholder Guide--How to Buy Shares of the Fund" at page 14.

  HOW DO I SELL MY SHARES?

    Prudential Securities will redeem shares on behalf of participating clients each business day at the current net asset value (NAV) next determined pursuant to automatic redemption procedures. In addition, you may redeem shares of the Fund at any time at the NAV next determined by instructing your Prudential Securities financial adviser. See "Shareholder Guide--How to Sell Your Shares" at page 15.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional shares of the Fund at net asset value unless Prudential Securities has requested on your behalf that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................  None
    Maximum Sales Load Imposed on Reinvested Dividends......  None
    Maximum Deferred Sales Load.............................  None
    Redemption Fees.........................................  None
    Exchange Fee............................................  None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................   .09%
    12b-1 Fees..............................................  None
    Other Expenses..........................................   .15
                                                              -----
    Total Fund Operating Expenses...........................   .24%
                                                              -----
                                                              -----

                                                              1 YEAR   3 YEARS
                                                              ------   -------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
 of each time period:.......................................   $ 2       $ 8

  The above example is based on estimated direct expenses, excluding any profit or overhead for PIFM, PIC and their affiliates, for the Fund's first year of operations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund, such as Trustees' and professional fees, registration fees, reports to shareholders, transfer agency, custodian fees and certain administrative costs for the current fiscal year ending September 30, 1998.


  The Fund is commencing the offering of its shares pursuant to this Prospectus and, thus, no financial highlights information is available.
------------

* Shares of the Fund are offered to investment advisory clients of Prudential Securities that (a) participate in certain managed account programs sponsored by Prudential Securities described herein and (b) are "Eligible Benefit Plans" as defined herein. See "Shareholder Guide--How to Buy Shares of the Fund." The Fund reimburses the Manager for, among other things, its direct costs and expenses incurred in managing the Fund's portfolio, which are included in "Management Fees" above, and reimburses the transfer agent, an affiliate of the Manager, for its direct costs, which are included in "Other Expenses" above. See "How the Fund is Managed--Manager" and "--Custodian and Transfer and Shareholder Servicing Agent."

                              CALCULATION OF YIELD

  THE FUND CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized capital gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE FUND WILL ALSO CALCULATE ITS "EFFECTIVE ANNUAL YIELD" assuming weekly compounding.

  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the shares of the Fund, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY. THE FUND PURSUES ITS INVESTMENT OBJECTIVE THROUGH THE INVESTMENT POLICIES DESCRIBED BELOW. THERE CAN BE NO ASSURANCE THAT THIS OBJECTIVE WILL BE ACHIEVED.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE FUND'S POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES.


  THE ASSETS OF THE FUND WILL BE INVESTED IN HIGH QUALITY U.S. DOLLAR DENOMINATED MONEY MARKET INSTRUMENTS MATURING IN THIRTEEN MONTHS OR LESS, AND THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE PORTFOLIO OF THE FUND WILL BE 90 DAYS OR LESS. The Fund also may hold cash reserves as the investment adviser deems necessary for temporary defensive purposes.


  In selecting portfolio securities for investment by the Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Board of Trustees monitors the credit quality of securities purchased for the Fund's portfolio. If a portfolio security held by the Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Board of Trustees will promptly reassess whether that security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Trustees determines that to do so is not in the best interest of the Fund and its shareholders.

  The Fund utilizes the amortized cost method of valuation in accordance with regulations of the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares." Accordingly, the Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality," as determined by the Fund's investment adviser under the supervision of the Board of Trustees. "Eligible quality," for this purpose, means (i) a security rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, that rating organization) or
(ii) an unrated security deemed of comparable quality by the Fund's investment adviser under the supervision of the Board of Trustees.

  As long as the Fund utilizes the amortized cost method of valuation, it will also comply with certain diversification requirements and will invest no more than 5% of its total assets in "second-tier securities," with no more than 1% of the Fund's assets in any one issuer of a second-tier security. A "second-tier security," for this purpose, is a security of "eligible quality" that does not have the highest rating from at least two rating organizations assigning a rating to that security or issuer (or, if only one rating organization assigned a rating, that rating organization) or an unrated security that is deemed of comparable quality by the Fund's investment adviser under the supervision of the Trust's Board of Trustees.

  UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST ITS ASSETS IN HIGH QUALITY U.S. DOLLAR-DENOMINATED MONEY MARKET OBLIGATIONS OF DOMESTIC AND FOREIGN ISSUERS AND U.S. GOVERNMENT AND FINANCIAL INSTITUTION OBLIGATIONS DESCRIBED BELOW. There is no limitation on the percentage of the Fund's assets that may be invested in each of these categories. In addition, the Fund may utilize the investment techniques described below under "Other Investments and Policies."

  U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

  U.S. TREASURY OBLIGATIONS. The Fund may invest in U.S. Treasury obligations, including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may also invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Resolution Funding Corporation, the Student Loan Marketing Association, the Tennessee Valley Authority and the Bank for Cooperatives, each of which has the right to borrow under certain circumstances from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency.


  The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government. See "Investment Objectives and Policies--Obligations Issued or Guaranteed by the U.S. Government, its Agencies and Instrumentalities" in the Statement of Additional Information.

  FINANCIAL INSTITUTION OBLIGATIONS. The Fund may invest in obligations (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in branches of banks outside the United States.

  ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by assets backing the securities.

  OTHER MONEY MARKET INSTRUMENTS. The Fund may invest in commercial paper, variable amount demand master notes, funding agreements, bills, notes and other obligations issued by a U.S. company, a foreign company or foreign governments, their agencies and instrumentalities, maturing in thirteen months or less, denominated in U.S. dollars, which, at the date of investment, are of "eligible quality." If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth above under "Financial Institution Obligations." If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of comparable quality, as determined by the Fund's investment adviser under the supervision of the Trust's Board of Trustees. In the case of instruments issued by foreign companies or governments, the Fund will only invest in instruments which are not currently subject to foreign withholding taxes.

  RISKS OF INVESTING IN FOREIGN SECURITIES. There is no limitation on the percentage of the Fund's assets that may be invested in foreign securities. Since the portfolio of the Fund may contain obligations of foreign issuers, an investment in the Fund involves certain risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Fund, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and such issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Trust to obtain or to enforce a judgment against the issuers of such securities.

OTHER INVESTMENTS AND POLICIES

  PUTS

  The Fund may purchase instruments of the types described above together with the right to resell the instruments to brokers, dealers or financial institutions at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price that the Fund pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or meet redemption requests. Puts may also be used as credit enhancements or to shorten the maturity of a debt obligation.

  Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. In the event such a default should occur, the Trust is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

  FLOATING RATE AND VARIABLE RATE SECURITIES

  The Fund may purchase "floating rate" and "variable rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates, and in some cases, the Fund is able to demand repayment of the principal amount of such obligations at par plus accrued interest. For additional information concerning variable rate and floating rate obligations, see "Investment Objective and Policies" in the Statement of Additional Information.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date for delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Trust's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.



  BORROWING


  The Fund may borrow (including through entering into reverse repurchase agreements) up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes. The Fund may pledge up to 33 1/3% of its total assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

  REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

  The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Trust's Custodian, either physically or in a book-entry account.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the SEC. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

  The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Trust's Board of Trustees. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Trust is unsettled. As a result, under these extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

  Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Trust's Custodian will maintain in a segregated account cash, or other liquid assets, maturing not later than the expiration of the reverse repurchase agreements and having a value equal to or greater than such commitments.

  SECURITIES LENDING


  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or U.S. government securities as collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time the portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income.


  ILLIQUID SECURITIES


  The Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Investing in Rule 144A securities could, however, have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


  SECURITIES OF OTHER INVESTMENT COMPANIES


  The Fund may invest in the securities of other money market funds registered under the Investment Company Act. See "Investment Objective and
Policies--Securities of Other Investment Companies" in the Statement of Additional Information.


INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions, which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED


  THE TRUST HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER AND SUBADVISER AND THE TRUST'S DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE TRUST'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE TRUST. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  The Fund is responsible for the payment of certain fees and expenses including, among others, the following: (i) certain administrative costs and expenses of the Manager; (ii) the fees of unaffiliated Trustees; (iii) the fees of the Trust's Custodian and Transfer and Shareholder Servicing Agent; (iv) the fees of the Trust's legal counsel and independent accountants; (v) brokerage commissions, if any, incurred in connection with portfolio transactions; (vi) all taxes and charges of governmental agencies; and (vii) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS REIMBURSED FOR ITS DIRECT COSTS IN CONNECTION WITH THE SERVICES IT PROVIDES TO THE FUND. PIFM is organized as a New York limited liability company. For the expenses PIFM assumes pursuant to the Management Agreement, PIFM will be reimbursed its direct costs, exclusive of any profit or overhead, not to exceed .39 of 1% of the Fund's average daily net assets. PIFM has advised the Fund that it expects this amount will be approximately .09 of 1% of the average daily net assets of LAF for the fiscal year ending September 30, 1998. See "Manager" in the Statement of Additional Information.



  As of November 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $60 billion.


  UNDER THE MANAGEMENT AGREEMENT (THE MANAGEMENT AGREEMENT) WITH THE TRUST, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE TRUST'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information. PIFM is reimbursed by the Fund for its direct administrative costs and expenses, excluding overhead and profit, incurred in providing services to the Fund. These costs include the following: (i) paying the salaries and expenses of the Trust's officers and other personnel engaged in administering the Trust's business; (ii) monitoring financial and shareholder accounting services provided by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC, respectively; (iii) responding to shareholder inquiries and disseminating information to shareholders; (iv) monitoring compliance with the Fund's registration statements and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code; (v) preparing semi-annual and annual reports to shareholders; (vi) preparing filings required by the SEC; (vii) preparing federal, state and local tax returns;
(viii) paying notice filing fees under state securities laws; (ix) preparing information required by the Board of Trustees for ongoing review, approval and action; (x) organizing meetings of the Board of Trustees and annual and special meetings of the Fund's shareholders; and (xi) paying the costs and expenses incurred in managing the portfolio of the Fund. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE INVESTMENT ADVISER OR THE SUBADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE TRUST AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES WITHOUT COMPENSATION FROM THE FUND AS THE TRUST'S DISTRIBUTOR PURSUANT TO A DISTRIBUTION AGREEMENT. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  The Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND SHAREHOLDER SERVICING AGENT


  State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P. O. Box 1713, Boston, Massachusetts 02105.



  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and as Shareholder Servicing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is
P. O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE BOARD OF TRUSTEES HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV TO BE 4:30 P.M., NEW YORK TIME, ON EACH DAY THE FUND IS OPEN FOR BUSINESS. The Fund is open for business each day that the New York Stock Exchange is open for trading. The Fund will compute its NAV once daily on each of its business days, except days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect the net asset value.

  The Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of the Fund at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  TAXATION OF THE FUND

  THE FUND INTENDS TO ELECT TO QUALIFY AND TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS PROVIDED THAT IT DISTRIBUTES TO SHAREHOLDERS EACH YEAR AT LEAST 90% OF SUCH INCOME. If the Fund defers until the subsequent calendar year the distribution of more than a minimal amount of income, it will be subject to a 4% nondeductible excise tax on the deferred distribution. The Fund intends to make timely and complete distributions in order to avoid any such taxes.

  TAXATION OF SHAREHOLDERS


  All dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), will be taxable to shareholders as ordinary income whether or not reinvested. The Fund does not anticipate realizing long-term capital gains. However, to the extent the Fund does recognize long-term capital gains, the Fund intends to declare capital gains distributions to the extent of its net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses). Capital gains distributions, if any, are taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned his or her shares. Thus, subject to certain limitations, distributions of capital gains received by individual shareholders may be eligible for 20% or 28% capital gains rates of taxation.



  It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. The maximum long-term capital gains rate for individual shareholders is currently 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


  Dividends and distributions may be subject to state and local taxes. Some types of Eligible Benefit Plans are exempt from federal income tax. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

  WITHHOLDING TAXES


  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. However, dividends of net investment income (and net short-term capital gains) paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


  DIVIDENDS AND DISTRIBUTIONS

  Net investment income and net realized short-term capital gains, if any, of the Fund will be declared as a dividend daily immediately prior to the calculation of the Fund's net asset value as of 4:30 P.M., New York time. Net investment income of the

Fund (from the time of the immediately preceding declaration) consists of interest accrued or discount earned (including both original issue and market discount) on the obligations in the Fund, less amortization of premium and the estimated expenses of the Fund applicable to that dividend period. The Fund does not expect to realize long-term capital gains or losses.

  The net investment income of the Fund for dividend purposes is determined on a daily basis. Each such dividend will be payable to shareholders of record at the time of its declaration (including for this purpose holders of shares purchased, but excluding holders of shares redeemed as of 4:30 P.M., New York time on that day). Dividends declared are accrued throughout the month and are distributed in the form of full and fractional shares. Shareholders may receive cash payments from the Fund equal to the dividends earned during the month by notifying PMFS at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date. Dividends are reinvested at the net asset value determined as of 4:30 P.M., New York time, on the day of payment. If the entire amount in an account is redeemed at any time during a month, all dividends accrued with respect to that account during that month are paid to the investor at the NAV as of 4:30 P.M., New York time, on the date of redemption.

  The calculation of net investment income for dividend purposes is made immediately prior to the calculation of net asset value at 4:30 P.M., New York time. In the case of a purchase order that occurs as of 4:30 P.M., New York time (the funds are received that day), a shareholder begins to earn dividends declared on that day.

  The Fund will not accept purchase and redemption orders after 4:30 P.M., New York time. If a redemption request is received prior to 4:30 P.M., New York time, the shareholder does not earn a dividend on that day but the redemption proceeds are wired on that day.

  Net income earned on Saturdays, Sundays and holidays is accrued in calculating the dividend on the previous business day. Accordingly, an investor who places a purchase order prior to 4:30 P.M., New York time, on a Friday begins earning dividends that day. A shareholder which redeems its shares prior to 4:30 P.M., New York time, on a Friday does not earn a dividend which reflects the income earned by the Fund on the Friday, or the following Saturday and Sunday.

  Should the Fund incur or anticipate any unusual expense or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the net asset value per share of the Fund is reduced, or is anticipated to be reduced, below $1.00, the Board of Trustees may suspend further dividend payments of the Fund until net asset value is returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in shareholders receiving no dividends for the period during which they held their shares and in their receiving upon redemption a price per share lower than that which they paid.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE TRUST WAS ORGANIZED ON APRIL 27, 1984 AS A MASSACHUSETTS BUSINESS TRUST AND IS A DIVERSIFIED OPEN-ENDED MANAGEMENT INVESTMENT COMPANY. THE TRUST HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES OF BENEFICIAL INTEREST WHICH MAY BE DIVIDED INTO AN UNLIMITED NUMBER OF SERIES OF SUCH SHARES. ON OCTOBER 22, 1997, THE BOARD OF TRUSTEES CREATED THE FUND WHOSE SHARES ARE FIRST BEING OFFERED PURSUANT TO THIS PROSPECTUS. CURRENTLY, THE TRUST CONSISTS OF TWO SERIES, INCLUDING THE FUND.

  The Trust does not intend to issue share certificates unless requested. Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of Prudential Securities under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine or, also without shareholder approval, terminate any series and distribute such series' assets to its shareholders.


  THE TRUST DOES NOT INTEND TO HOLD ANNUAL SHAREHOLDER MEETINGS UNLESS REQUIRED BY LAW. THE TRUST WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE TRUST'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in certain respects to a Massachusetts business corporation. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust if the assets of the Trust are insufficient to satisfy its obligations, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, that the shareholders may not be assessed by the Trust for any obligation that they have not agreed to pay and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  SHARES OF THE FUND ARE OFFERED TO INVESTMENT ADVISORY CLIENTS OF PRUDENTIAL SECURITIES THAT (a) PARTICIPATE IN ANY OF THE FOLLOWING MANAGED ACCOUNT PROGRAMS SPONSORED BY PRUDENTIAL SECURITIES: GIBRALTAR ADVISORS, PRUDENTIAL SECURITIES PORTFOLIO MANAGEMENT (PSPM), QUANTUM PORTFOLIO MANAGEMENT (QUANTUM), MANAGED ASSETS CONSULTING SERVICES (MACS) AND PRUDENTIAL SECURITIES INVESTMENT SUPERVISORY GROUP AND (b) ARE "ELIGIBLE BENEFIT PLANS." "ELIGIBLE BENEFIT PLANS" INCLUDE (i) EMPLOYEE BENEFIT PLANS AS DEFINED IN SECTION 3(3) OF ERISA OTHER THAN GOVERNMENTAL PLANS AS DEFINED IN SECTION 3(32) OF ERISA AND CHURCH PLANS AS DEFINED IN SECTION 3(33) OF ERISA, (ii) PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLANS QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE,
(iii) DEFERRED COMPENSATION AND ANNUITY PLANS UNDER SECTION 457 OR 403(B)(7) OF THE INTERNAL REVENUE CODE, AND (iv) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) AS DEFINED IN SECTION 408(a) OF THE INTERNAL REVENUE CODE. ELIGIBILITY OF PARTICIPANTS IS WITHIN THE DISCRETION OF PRUDENTIAL SECURITIES.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) for Fund investors pursuant to which it will make automatic investments of free credit cash balances held in a client's account in shares of the Fund, if the Fund is the client's primary money sweep fund. If you are a client of Prudential Securities participating in one of the programs listed above, you may designate the Fund as your primary money sweep fund. If you are such a client of Prudential Securities and do not designate a primary money sweep fund, the Fund will be your primary money sweep fund. Shares of the

Fund can only be purchased through the automatic investment procedures described herein; no manual purchase orders will be accepted for the Fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities financial adviser.


  On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Fund in an amount up to such balance at the NAV determined on that day. Such funds begin earning dividends on that business day. Prudential Securities will have the use of, and will retain the benefits of, free credit balances in your brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).


  Shares of the Fund purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Trust and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Fund through Prudential Securities may not redeem shares of the Fund by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Fund.

  Prudential Securities clients wishing additional information concerning investment in Fund shares made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC PURCHASE PROCEDURES. Prudential Securities will purchase shares of the Fund on behalf of participating clients each business day at current net asset value pursuant to the automatic purchase procedures described below. There is no sales charge. There are no minimum investment requirements. The Trust does not intend to issue share certificates unless requested. The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

  Free credit cash balances of $1.00 or more held in the account of a participating client will automatically be invested in shares of the Fund (Autosweep) as described below. Specifically, an order to purchase shares of the Fund is placed (i) in the case of a free credit cash balance resulting from the proceeds of a securities sale, on the settlement date of the securities sale, and (ii) in the case of a free credit cash balance resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment, maturity of a bond or a cash payment by the client into the client's account), on the business day of receipt by Prudential Securities of the non-trade related credit. Each time an order is placed under these procedures resulting from the settlement of a securities sale, any non-trade related credit in the client's account will also be automatically invested.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day on which the order is placed. Prudential Securities will arrange for investment in shares of the Fund at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in federal funds for the shares invested prior to 4:30 P.M., New York time, on the next business day.

HOW TO SELL YOUR SHARES

  Shares will be redeemed each business day at NAV next determined in accordance with the procedures described below.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES


  Prudential Securities clients for whom Prudential Securities has purchased shares of the Fund may have these shares redeemed only through Prudential Securities. Please contact your Prudential Securities financial adviser.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Fund held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar, unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of Fund shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through such automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  AUTOMATIC REDEMPTION. Redemptions will be automatically effected by Prudential Securities on each business day at the NAV next determined to satisfy debit balances arising from securities transactions in an account to the nearest highest dollar or to satisfy redemption requests made on behalf of a participating client. Each participating client's account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Fund will be redeemed as of that business day to satisfy any remaining debits in the account. In the event of an automatic redemption of shares, the client will be entitled to dividends declared on the redeemed shares through the business day preceding the day on which the redemption is effective. Dividends declared on the date of redemption will be retained by Prudential Securities which has advanced monies to satisfy debits in the participating client's account.

  REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  The Trust may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

  Prudential Securities has the right to terminate an account for any reason. In such event, all shares held in a shareholder's account will be redeemed.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost to the Trust of maintaining an account, the Trust reserves the right to redeem, upon 60 days' written notice, an account which is reduced by you to an NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

SHAREHOLDER SERVICES

  As a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct Prudential Securities not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - REPORTS TO SHAREHOLDERS. The Trust will send you annual and semi-annual reports. The financial statements appearing in the annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Trust will provide one annual and semi-annual shareholder report per household. You may request additional copies of such reports by calling
(800) 225-1852 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  - EXCHANGE PRIVILEGE. The Trust does not currently offer an exchange privilege for shares of the Fund.

  - SHAREHOLDER INQUIRIES. Shareholder inquiries should be addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or from outside the U.S.A. at (908) 417-7555 (collect).

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS

  VMIG-1: Variable rate short-term indebtedness rated "VMIG-1" is of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT RATINGS

  AAA: Bonds rated AAA are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SHORT-TERM DEBT RATINGS

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, L.P.

BOND RATINGS

  AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

SHORT-TERM DEBT RATINGS

  F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

  F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.

      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Fund's Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
CALCULATION OF YIELD............................         5
HOW THE FUND INVESTS............................         5
  Investment Objective and Policies.............         5
  Other Investments and Policies................         7
  Investment Restrictions.......................         9
HOW THE FUND IS MANAGED.........................         9
  Manager.......................................        10
  Distributor...................................        11
  Portfolio Transactions........................        11
  Custodian and Transfer and Shareholder
   Servicing Agent..............................        11
HOW THE FUND VALUES ITS SHARES..................        11
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        12
GENERAL INFORMATION.............................        13
  Description of Shares.........................        13
  Additional Information........................        14
SHAREHOLDER GUIDE...............................        14
  How to Buy Shares of the Fund.................        14
  How to Sell Your Shares.......................        15
  Shareholder Services..........................        16
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------

MF175A

                              CUSIP No.: 147541502


Cash
Accumulation
Trust
-----------

Liquid Assets
Fund

                         PROSPECTUS
December 22, 1997
www.prudential.com

                --------------------------

         [LOGO]

                            CASH ACCUMULATION TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 22, 1997



    Cash Accumulation Trust (the Trust), an open-end, diversified, management investment company is offered in two series: National Money Market Fund (NMMF) and Liquid Assets Fund (LAF) (each a Fund and collectively, the Funds). Each series operates as a separate fund with identical investment objectives and similar policies designed to meet its investment goals. The investment objective of each of NMMF and LAF is current income to the extent consistent with preservation of capital and liquidity. There can be no assurance that either Fund's investment objective will be achieved. See "Investment Objective and Policies."


    The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.


    This Statement of Additional Information sets forth information about each of the Funds. This Statement of Additional Information is not a prospectus and should be read in conjunction with the NMMF Prospectus or the LAF Prospectus, each dated December 22, 1997, copies of which may be obtained from the Trust upon request.


                               TABLE OF CONTENTS


                                                                CROSS-REFERENCE   CROSS-REFERENCE
                                                                  TO PAGE IN        TO PAGE IN
                                                                   THE NMMF           THE LAF
                                                         PAGE     PROSPECTUS        PROSPECTUS
                                                         ----   ---------------   ---------------
Investment Objective and Policies.....................    B-2             6                 5
Investment Restrictions...............................    B-4            10                 9
Trustees and Officers.................................    B-7            10                 9
Manager...............................................   B-11            11                10
Distributor...........................................   B-13            11                11
Purchase of Shares....................................   B-14            15                14
Net Asset Value.......................................   B-15            12                11
Portfolio Transactions................................   B-15            12                11
Taxes, Dividends and Distributions....................   B-16            13                12
Calculation of Yield..................................   B-17             6                 5
Custodian, Transfer and Shareholder Servicing Agent
  and Independent Accountants.........................   B-17            12                11
General Information...................................   B-18            14                13
Financial Statements..................................   B-20            --                --
Reports of Independent Accountants....................   B-31            --                --
Appendix A--Historical Performance Data...............    A-1            --                --
Appendix B--General Investment Information............    B-1            --                --
Appendix C--Information Relating to Prudential........    C-1            --                --


--------------------------------------------------------------------------------


MF175B

                       INVESTMENT OBJECTIVE AND POLICIES



    National Money Market Fund (NMMF) and Liquid Assets Fund (LAF) operate as separate funds with identical investment objectives and similar policies. The investment objective of each of NMMF and LAF is current income to the extent consistent with preservation of capital and liquidity. For a further description of the investment objective and policies for each Fund, see "How the Fund Invests" in its respective Prospectus. In order to achieve their objectives, NMMF and LAF (each a Fund and collectively, the Funds), each acting independently, may, to the extent set forth below, invest in the types of instruments and employ certain strategies described below.



OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES


    Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Neither Fund intends to purchase TIGRs or CATS during the coming year.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, NMMF may lend its portfolio securities to broker-dealers and LAF may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans for LAF do not exceed in the aggregate 15% of the value of LAF's total assets and, provided that such loans are callable at any time by either Fund and are at all times secured by cash or U.S. Government securities that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to that Fund.

    Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

    Neither Fund intends to lend its securities during the coming year.

PUTS

    LAF may purchase instruments of the types described in its Prospectus under "How the Fund Invests--Investment Objective and Policies" together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which LAF pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with LAF's investment objective and applicable rules issued by the Securities and Exchange Commission (SEC) and subject to the supervision of the Board of Trustees, the purpose of this practice is to permit LAF to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. LAF may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests, or when the funds available are otherwise allocated for investment, as credit enhancements or to shorten the maturity of an instrument. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to LAF, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in LAF's portfolio.

    LAF values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or it expires.

    LAF will invest no more than 5% of its total assets in securities issued by or subject to puts from the same institution. For purposes of this limitation, unconditional puts or guarantees with respect to a security will not be deemed to be issued by the institution providing the guarantee or put if the value of all securities held by LAF and issued or guaranteed by the issuer providing the guarantee or put are limited to 10% of LAF's total assets.

FLOATING RATE AND VARIABLE RATE SECURITIES

    Each Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

ILLIQUID SECURITIES

    LAF may not hold more than 10% of its net assets and NMMF may not hold more than 10% of its total assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Fund may invest up to 10% of its total assets in securities of other money market funds registered under the Investment Company Act. Generally, each Fund does not intend to invest more than 5% of its total assets in such securities. To the extent that a Fund invests in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

REPURCHASE AGREEMENTS

    LAF participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of LAF may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. LAF participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Trust's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

    NMMF does not currently participate in the joint repurchase account.

FIRM COMMITMENT AGREEMENTS

    As described in the NMMF Prospectus, NMMF may enter into firm commitment agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when NMMF anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. Entry into firm commitment agreements with broker-dealers requires the creation and maintenance of a segregated account. The underlying securities subject to a firm commitment agreement are subject to fluctuation in market value and, therefore, to the extent that NMMF remains fully invested at the same time that it has entered into firm commitment agreements, there will be a greater possibility that the net asset value of NMMF shares will vary from $1.00.

    Pending delivery of securities purchased under firm commitment agreements, the amount of the purchase price will be held in liquid assets such as cash or high-quality debt obligations. Such obligations will be maintained in a separate account with NMMF's custodian in an amount equal on a daily basis to the amount of NMMF's firm commitments. When the time comes to pay for securities subject to firm commitment agreements, NMMF will meet its obligations from then-available cash flow or the sale of securities.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective to a particular Fund, such matters shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting securities of the particular Fund votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of the other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

NATIONAL MONEY MARKET FUND

    The following investment restrictions are fundamental policies of NMMF and may not be changed except as described above.

    NMMF may not:

     1. Purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer, except that the Fund may invest up to 15% of its total net assets (based on current value) in the obligations of any one bank. This limitation does not apply to U.S. Government Securities (as defined in the NMMF Prospectus).

     2. Purchase voting securities or make investments for the purpose of exercising control or management.

     3. Invest more than 25% of its total assets in any one industry. This restriction does not apply to U.S. Government Securities or to bank obligations. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents.

     4. Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with other accounts managed by the Manager or the Sub-advisor to reduce acquisition costs, to average prices among them, or to facilitate such transactions, is not considered participating in a trading account in securities.)

     5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

     6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of its total assets taken at cost; provided, however, that the Fund may loan its securities as described in the Prospectus under the caption "How the Fund Invests--Securities Lending." However, the Fund will not borrow if the value of the Fund's assets would be less than 300% of its borrowing obligations. In addition, when borrowings (other than permissible securities loans) exceed 5% of its total assets, the Fund will not purchase additional portfolio securities. Permissible borrowings will be entered into solely for the purpose of facilitating the orderly sale of portfolio securities to accommodate redemption requests.

     7. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities.

     8. Pledge, mortgage or hypothecate more than 10% of its net assets taken at cost at the time of the incurrence of such borrowings.

     9. Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation, reorganization or similar transactions. For the purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies. (Under the Investment Company Act of 1940 (the "Investment Company Act") no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.)

    11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, any officers, trustees and directors of the Trust or any investment adviser of the Trust, who individually own beneficially more than 1/2 of 1% of the shares or securities of that issuer, own in the aggregate more than 5% of such shares or securities.

    12. Purchase securities of any company which has (with predecessor businesses and entities) a record of less than three years' continuous operation or purchase securities whose source of repayment if based, directly or indirectly, on the credit of such a company if as a result more than 5% of the total assets of the Fund (taken at current value) would be invested in such securities; provided, however, that the Fund may purchase U.S. Government Securities without regard to this limitation.

    13. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent the Fund from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts nor does it prevent the Fund from purchasing securities secured by real estate or interests therein.

    14. Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 10% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the Securities and Exchange Commission is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view.

    15. Write or purchase puts, calls, warrants, straddles, spreads or combinations thereof except that, as described above under "Firm Commitment Agreements," the Fund may enter into firm commitment agreements with respect to securities otherwise eligible for purchase by the Fund.

    Restriction 1 applies to securities subject to repurchase agreements but not to the repurchase agreements themselves provided that the obligation of the seller to repurchase the securities from the Fund is "collateralized fully" as defined in Rule 2a-7 under the Investment Company Act. Although Restriction 1 permits the Fund to invest up to 15% of its total assets in the obligations of any one bank, federal regulations applicable to the Fund currently prohibit the Fund (with limited exceptions) from making any investment that would result in more than 5% of the Fund's assets being invested in obligations of a single issuer.


    Although Restriction 3 states that it does not apply to bank obligations, federal regulations applicable to the Fund currently limit bank obligations to include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks.


    The limitation on investment in illiquid securities set forth in Restriction 14 does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Manager or Sub-adviser has determined to be liquid under procedures approved by the Board of Trustees.

LIQUID ASSETS FUND

    The following investment restrictions are fundamental policies of LAF and may not be changed except as described above.

    LAF may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money (including through the entry into reverse repurchase agreement transactions) or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 33 1/3% of the value of the Fund's total assets to secure such borrowings. The Fund will purchase portfolio securities if its borrowings exceed 5% of the Fund's net assets. The purchase or sale of securities on a "when-issued" or delayed delivery basis, the entry into reverse repurchase agreements, the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer.

     5. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks.

     6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.


     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 33 1/3% of the value of the Fund's total assets).

    11. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and options thereon.

    12. Purchase more than 10% of the outstanding voting securities of any one issuer.


    Although Restriction 4 limits the Fund's investments in the securities of a single issuer to 5% of the value of 75% of the value of the Fund's total assets, federal regulations applicable to the Fund currently prohibit the Fund from making any investment that would result in more than 5% of the Fund's total assets being invested in securities of a single issuer.



    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowing, as required by applicable law.


                             TRUSTEES AND OFFICERS


                                           POSITION
                                             WITH                                     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)                  THE TRUST                                  AND OTHER AFFILIATIONS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (73)            Trustee                         President and Director of BMC Fund, Inc., a closed-end investment company; previously Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc., Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; and Director of The High
                                                                 Yield Income Fund, Inc.
Stephen C. Eyre (75)            Trustee                         Executive Director (since May 1995) of The John A. Hartford
                                                                 Foundation, Inc. (charitable foundation); Director of Faircom,
                                                                 Inc.; and Trustee Emeritus of Pace University.
Delayne Dedrick Gold (59)       Trustee                         Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.

                                           POSITION
                                             WITH                                     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)                  THE TRUST                                  AND OTHER AFFILIATIONS
------------------------------  ------------------------------  -----------------------------------------------------------------
*Robert F. Gunia (51)           Trustee                         Vice President (since September 1996) of Prudential Investments;
                                                                 Executive Vice President and Treasurer (since December 1996), of
                                                                 Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                                 President (since March 1987) of Prudential Securities
                                                                 Incorporated (Prudential Securities); Vice President and
                                                                 Director of Nicholas-Applegate Fund, Inc. and The Asia Pacific
                                                                 Fund, Inc. and Director of The High Yield Income Fund, Inc.
                                                                 Formerly, Chief Administrative Officer (July 1990 - September
                                                                 1996), Dirtector (January 1989 - September 1996) and Executive
                                                                 Vice President, Treasurer and Chief Financial Officer (June 1987
                                                                 - September 1996) of Prudential Mutual Fund Management, Inc.
                                                                 (PMF).
Don G. Hoff (62)                Trustee                         Chairman and Chief Executive Officer (since 1980) of Intertec,
                                                                 Inc. (investments); Chairman and Chief Executive Officer of The
                                                                 Lamaur Corporation, Inc.; Director of Innovative Capital
                                                                 Management, Inc. and The Greater China Fund, Inc.; and Chairman
                                                                 and Director of The Asia Pacific Fund, Inc.
Robert E. LaBlanc (63)          Trustee                         President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                                 (telecommunications) since 1981. Formerly, General Partner at
                                                                 Salomon Brothers and Vice-Chairman of Continental Telecom;
                                                                 Director of Storage Technology Corporation, Titan Corporation,
                                                                 Salient 3 Communications, Inc. and Tribune Company; and Trustee
                                                                 of Manhattan College.
*Mendel A. Melzer, CFA (37)     Trustee                         Chief Investment Officer (since October 1996) of Prudential
751 Broad Street                                                 Mutual Funds. Formerly, Chief Financial Officer (November 1995 -
Newark, NJ 07102                                                 October 1996) of Prudential Investments; Senior Vice President
                                                                 and Chief Financial Officer of Prudential Preferred Financial
                                                                 Services (April 1993 - November 1995); and Managing Director
                                                                 (April 1991 - April 1993) of Prudential Investment Advisors and
                                                                 Senior Vice President (July 1989 - April 1991) of Prudential
                                                                 Capital Corporation; Chairman and Director of Prudential Series
                                                                 Fund, Inc.; and Director of The High Yield Income Fund, Inc.
Robin B. Smith (58)             Trustee                         Chairman (since August 1996) and Chief Executive Officer (since
                                                                 January 1988), formerly, President (September 1981 - 1996) and
                                                                 Chief Operating Officer (September 1981 - December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Springs Industries Inc., and Kmart Corporation.
Stephen Stoneburn (54)          Trustee                         President and Chief Executive Officer (since June 1996) of
                                                                 Quadrant Media Corp. (a publishing company). Formerly, President
                                                                 (June 1995 - June 1996) of Argus Integrated Media, Inc.; Senior
                                                                 Vice President and Managing Director (January 1993 - 1995) of
                                                                 Cowles Business Media; and Senior Vice President (January 1991 -
                                                                 1992) of Gralla Publications (a division of United Newspapers,
                                                                 U.K.); and Senior Vice President of Fairchild Publications, Inc.

                                           POSITION
                                             WITH                                     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)                  THE TRUST                                  AND OTHER AFFILIATIONS
------------------------------  ------------------------------  -----------------------------------------------------------------
Nancy H. Teeters (67)           Trustee                         Economist. Formerly, Vice President and Chief Economist (March
                                                                 1986 - June 1990) of International Business Machines
                                                                 Corporation. Member of the Board of Governors of the Horace H.
                                                                 Rackhan School of Graduate Studies of the University of
                                                                 Michigan; Director (since July 1991) of Inland Steel
                                                                 Corporation; and Director of The High Yield Income Fund, Inc.
*Richard A. Redeker (54)        President                       Employee of Prudential Investments. Formerly President, Chief
751 Broad Street                                                 Executive Officer and Director (October 1993 - September 1996)
Newark, NJ 07102                                                 of PMF, Executive Vice President, Director and Member of the
                                                                 Operating Committee (October 1993 - September 1996) of
                                                                 Prudential Securities, Director (October 1993 - September 1996)
                                                                 of Prudential Securities Group, Inc.; Executive Vice President
                                                                 (January 1994 - September 1996) of The Prudential Investment
                                                                 Corporation, Director (January 1994 - September 1996) of
                                                                 Prudential Mutual Fund Distributors, Inc. and Prudential Mutual
                                                                 Fund Services, Inc. and Senior Executive Vice President and
                                                                 Director (September 1978 - September 1993) of Kemper Financial
                                                                 Services, Inc; President and Director of the High Yield Income
                                                                 Fund, Inc.
Thomas A. Early (42)            Vice President                  Vice President and General Counsel (since March 1997), PMF&A;
                                                                 Executive Vice President, Secretary and General Counsel (since
                                                                 December 1996), PIFM. Formerly Vice President and General
                                                                 Counsel (March 1994 - March 1997), Prudential Retirement
                                                                 Services and Associate General Counsel and Chief Financial
                                                                 Services Officer (1988 - 1994), Frank Russell Company.
S. Jane Rose (51)               Secretary                       Senior Vice President (since December 1996) of PIFM; Senior Vice
                                                                 President and Senior Counsel (since July 1992) of Prudential
                                                                 Securities. Formerly Senior Vice President (January 1991 -
                                                                 September 1996) and Senior Counsel (June 1987 - September 1996)
                                                                 of PMF.
Robert C. Rosselot (37)         Assistant Secretary             Assistant General Counsel (since September 1997) of PIFM.
                                                                 Formerly, partner with the firm of Howard & Howard, Bloomfield
                                                                 Hills, Michigan (since December 1995) and, prior thereto,
                                                                 Corporate Counsel, Federated Investors (1990 - 1995).
Grace C. Torres (38)            Treasurer and Principal         First Vice President (since December 1996) of PIFM; First Vice
                                 Financial and Accounting        President (since March 1994) of Prudential Securities. Formerly
                                 Officer                         First Vice President (March 1994 - September 1996), PMF and Vice
                                                                 President (July 1989 - March 1994) of Bankers Trust Corporation.
Stephen M. Ungerman (43)        Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments and the
                                                                 Private Asset Group of The Prudential Insurance Company of
                                                                 America. Formerly First Vice President (February 1993 -
                                                                 September 1996) of PMF and Senior Tax Manager (1981 - January
                                                                 1993) of Price Waterhouse LLP.


------------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
 * "Interested" Trustee of the Fund, as defined in the Investment Company Act of 1940 (the Investment Company Act).

    Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and December 31, 1998, respectively.

    Pursuant to the terms of the Management Agreements with the Trust, the Manager pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.

    The Trust pays each of its Trustees who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the board of which the Trustee will be asked to serve.

    Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of the Trust. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. A Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended September 30, 1997 and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1996. In October 1997, PIFM recommended to the Board of Trustees, and the Board approved, certain changes in the Trust's management and operations, subject to shareholder approval, whereby substantially similar services would be furnished, but with lower expenses. Accordingly, on December 11, 1997, the shareholders elected a new Board of Trustees, approved a management agreement between the Trust and PIFM and approved a subadvisory agreement between PIFM and The Prudential Investment Corporation. These new agreements became effective at the close of business on December 12, 1997. Below is listed all Trustees who have served the Trust during its most recent fiscal year, as well as the new Trustees who took office after the shareholder meeting in December.

                               COMPENSATION TABLE


                                                                                    APPROXIMATE
                                                                                    COMPENSATION
                                                                                    FROM TRUST
                                                         PENSION OR                     AND
                                                         RETIREMENT                 PRUDENTIAL
                                                          BENEFITS     ESTIMATED       FUND
                                                         ACCRUED AS      ANNUAL       COMPLEX
                                           AGGREGATE        PART        BENEFITS       PAID
                                          COMPENSATION    OF TRUST        UPON          TO
           NAME AND POSITION               FROM TRUST     EXPENSES     RETIREMENT   TRUSTEES(2)
----------------------------------------  ------------  ------------  ------------  -----------
Edward D. Beach--Trustee                  $         0        None          N/A      $  166,000(21/39)*
E. Philip Cannon--Former Trustee          $     5,325        None          N/A          **
Donald P. Carter--Former Trustee          $     6,150        None          N/A          **
Gary A. Childress--Former Trustee         $     5,325        None          N/A          **
William D. Cvengros--Former Trustee       $         0        None          N/A          **
Stephen C. Eyre--Trustee                  $         0        None          N/A      $   34,250(4/5)*
Delayne D. Gold--Trustee                  $         0        None          N/A      $  175,308(21/42)*
Robert F. Gunia(1)--Trustee                    --            None          N/A          --
Don G. Hoff--Trustee                      $         0        None          N/A      $   50,042(5/7)*
Robert E. LaBlanc--Trustee                $         0        None          N/A      $   34,542(4/6)*
Gary L. Light--Former Trustee             $     5,475        None          N/A          **
Mendel A. Melzer(1)--Trustee                   --            None          N/A          --
Richard L. Nelson--Former Trustee         $     4,300        None          N/A          **
Lyman W. Porter--Former Trustee           $     4,150        None          N/A          **
Robert A. Prindiville--Former Trustee     $         0        None          N/A          **
Alan Richards--Former Trustee             $     4,525        None          N/A          **
Joel Segall--Former Trustee               $     5,225        None          N/A          **
Robin B. Smith--Trustee                   $         0        None          N/A      $   89,957(11/20)*
Stephen Stoneburn--Trustee                $         0        None          N/A      $   30,375(4/6)*
W. Bryant Stooks--Former Trustee          $     5,325        None          N/A          **
Nancy H. Teeters--Trustee                 $         0        None          N/A      $  103,583(11/28)*
Gerald M. Thorne--Former Trustee          $     5,325        None          N/A          **
Stephen J. Treadway--Former Trustee       $         0        None          N/A          **


------------

 * Indicates number of funds/portfolios in Prudential Fund Complex (including the Trust) to which aggregate compensation relates.

 ** Former Trustees receive no compensation from any fund in the Prudential Fund
    Complex, other than the Trust as shown in the first column.

(1) Robert F. Gunia and Mendel A. Melzer, who are interested Trustees, do not receive compensation from the Trust or any fund in the Fund Complex.

(2) Total compensation from all the funds in the Prudential Fund Complex for the calendar year ended December 31, 1996, including amounts deferred at the election of Trustees under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $109,294 for Trustee Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the daily rate of return of the Trust.

    As of October 20, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Funds and of the Trust as a whole.

    As of October 20, 1997, Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 was the record owner of 667,817,842 shares (or 99.9% of the shares) of NMMF.

                                    MANAGER


    The manager of the Trust is Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 (PIFM or the Manager). PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in each Prospectus. As of November 30, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $60 billion. According to the Investment Company Institute, as of September 30, 1997, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement for NMMF (the NMMF Management Agreement) and the Management Agreement for LAF (the LAF Management Agreement and, together with the NMMF Management Agreement, the Management Agreements), both of which became effective on December 12, 1997, PIFM, subject to the supervision of the Trust's Board of Trustees and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian, and PMFS, the Trust's transfer and shareholder servicing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.


    For its services, PIFM receives, pursuant to the NMMF Management Agreement, a fee at an annual rate of the average daily net assets of the Fund of .390% of the first $1 billion of net assets; .375% of the next $500 million of net assets; .350% of the next $500 million of net assets; and .325% of net assets in excess of $2 billion. The fee is computed daily and payable monthly. PIFM has agreed, to the extent NMMF's total expenses exceed .62 of 1% of the average daily net assets of NMMF for the fiscal year ending September 30, 1998, to reimburse NMMF for certain expenses up to an aggregate amount of $100,000 to the extent necessary to reduce such total operating expenses to .62 of 1%. For the expenses PIFM assumes pursuant to the LAF Management Agreement, PIFM will be reimbursed for its direct costs, exclusive of any profit or overhead, not to exceed .39% of the LAF's average daily net assets. It is expected that this amount will be approximately .09 of 1% of the average daily net assets of LAF for the fiscal year ending September 30, 1998.

    In connection with its management of the business affairs of the Trust pursuant to the Management Agreements, PIFM bears the following expenses:

    (a)the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Trust's investment adviser;

    (b)all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

    (c)the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser), pursuant to subadvisory agreements on behalf of the Funds between PIFM and PI (the Subadvisory Agreements).

    Under the terms of the Management Agreements, the Trust is responsible for the payment of the following expenses, including (a) the fees or reimbursements payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with the Manager or the Trust's investment adviser, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and trust fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member,
(h) the cost of share certificates, if any, representing, and/or non-negotiable share deposit receipts evidencing, shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) any expenses assumed by the Fund pursuant to a distribution plan adopted under Rule 12b-1 of the Investment Company Act.

    Each Management Agreement also provides that PIFM will not be liable for any error of judgment or any loss suffered by the Trust in connection with the matters to which the Management Agreements relate except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements provide that each said agreement will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    For the fiscal year ended September 30, 1997 and the prior fiscal years, PIMCO Advisors L.P. (PALP), served as manager for NMMF. Pursuant to a management contract between PALP and NMMF, which contract was terminated by a vote of the former Trustees on October 22, 1997, effective at the close of business on December 12, 1997, the Fund paid PALP a monthly fee as follows: .425% of the first $500 million of the average net assets of NMMF, .400% of the next $500 million, .375% of the next $500 million, .350% of the next $500 million and
 .325% of amounts in excess of $2 billion. For the fiscal years ended September 30, 1995, 1996 and 1997, NMMF paid PALP $2,915,606, $2,560,734 and $2,886,449, respectively, for its services under its management contract. NMMF's total operating expenses for the fiscal year ended September 30, 1997 were .65%, of which .42% were management fees, .10% were 12b-1 fees and .13% represented all other expenses.

    PIFM has entered into Subadvisory Agreements with PIC, doing business as PI (the Subadviser), a wholly-owned subsidiary of Prudential, on behalf of each of NMMF and LAF. The Subadvisory Agreements provide that PI furnish investment advisory services in connection with the investment management of the Funds. In connection therewith, PI is obligated to keep certain books and records of the Funds. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PI's performance of such services. In connection with NMMF, PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM. In connection with LAF, PI is reimbursed by PIFM for its direct costs, excluding profit and overhead, incurred by PI in furnishing services to PIFM.

    The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Funds' portfolios. The credit unit, with a staff including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Funds may invest.

    The Subadvisory Agreements provide that each will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by the Trust, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreements provide that they will continue in effect for a period of more than two years from their execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Trust's shares. In November 1997, more than 99% of the outstanding voting shares of NMMF were owned by clients of PSI.


    Prudential Securities is engaged in the securities underwriting and securities and commodities brokerage business and is a member of the New York Stock Exchange, other major securities and commodities exchanges and the National Association of Securities Dealers, Inc. (NASD). Prudential Securities is also engaged in the investment advisory business. Prudential Securities is a wholly-owned subsidiary of Prudential Securities Group, Inc., which is an indirect, wholly-owned subsidiary of Prudential. The services it provides to the Trust are discussed in each Fund's Prospectus. See "How the Fund is Managed--Distributor."

    Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION PLAN

    Under the NMMF Distribution Plan (the Plan) and the Trust's Distribution Agreement dated December 12, 1997, NMMF pays the Distributor a distribution fee of up to 0.10% of the average daily net assets of the shares of NMMF, computed daily and payable monthly which is designed to reimburse the Distributor, in whole or in part, for its services. Prudential Securities incurs the expenses of distributing LAF shares, none of which are reimbursed by or paid for by LAF. See "How the Fund is Managed-- Distributor" in each Prospectus.

    For the fiscal year ended September 30, 1997, PIMCO Funds Distribution Company (PIMCO Funds) served as distributor of shares of the Trust. Pursuant to a distribution agreement which was terminated on December 12, 1997, NMMF paid a distribution fee of up to .175% of the average daily net assets of NMMF, which was designed to reimburse PIMCO Funds for its services and expenses in connection with the distribution of NMMF's shares. For the fiscal year ended September 30, 1997, NMMF paid PIMCO Funds a distribution fee of $690,378, which was used as follows: sales commissions and other compensation to sales personnel, $4,000; and preparing, printing and distributing sales material and advertising and preparing, printing and distributing prospectuses to non-shareholders and other expenses (including data processing, legal and operations), $686,378.

    The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit NMMF and its shareholders.

    Pursuant to the Plan, the Trustees will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein with respect to NMMF without approval of the shareholders of NMMF, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the Rule 12b-1 Trustees) or by a vote of a majority of the outstanding voting securities of the shares of the Fund (as defined in the Investment Company Act). The Trust's Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated, without payment of any penalty, by a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor, on 60 days' written notice to the other party.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of NMMF shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of NMMF may not exceed .75 of 1% per class. The 6.25% limitation applies to NMMF rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of NMMF, all sales charges on shares of NMMF would be suspended.


                               PURCHASE OF SHARES

NATIONAL MONEY MARKET FUND


    Shares of the Fund are offered to investment advisory clients of Prudential Securities that participate in any of the following managed account programs sponsored by Prudential Securities: Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS), Managed Assets Consulting Services--Custom Services (MACS-CS) and Prudential Securities Investment Supervisory Group. See "Shareholder Guide--How to Purchase Shares of the Fund" in the NMMF Prospectus. A Prudential Securities client who applies to participate in these managed account programs will be eligible to purchase shares of NMMF during the period between submission to and acceptance of the application by Prudential Securities. Eligibility of participants is within the discretion of Prudential Securities. In the event a client of Prudential Securities leaves a managed account program, the client may continue to hold shares of NMMF.


LIQUID ASSETS FUND

    Shares of LAF are offered to investment advisory clients of Prudential Securities Incorporated (Prudential Securities) that (a) participate in any of the following managed account programs sponsored by Prudential Securities:
Gibraltar Advisors, Prudential Securities Portfolio Management (PSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS) and Prudential Securities Investment Supervisory Group and (b) are "Eligible Benefit Plans." "Eligible Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code,

(iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code, and (iv) Individual Retirement Accounts (IRAs) as defined in Section 408(a) of the Internal Revenue Code. See "Shareholder Guide--How to Purchase Shares of the Fund" in the LAF Prospectus. A Prudential Securities client who applies to participate in these managed account programs will be eligible to purchase shares of LAF during the period between submission to and acceptance of the application by Prudential Securities. Investment advisory clients of Prudential Securities which receive Managed Assets Consulting Services Custom Services are not eligible to purchase shares of LAF. Eligibility of participants is within the discretion of Prudential Securities. In the event a client of Prudential Securities leaves a managed account program, the client may continue to hold shares of LAF. Unless notice was given to the contrary by the Prudential Securities client that satisfied the eligibility requirements set forth in (a) and (b) above, at the close of business on December 19, 1997, all NMMF shares held in such account were redeemed, and shares of LAF were purchased in their stead. LAF then became the primary money sweep fund for such account.


                                NET ASSET VALUE

    Each Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Trust's Board of Trustees has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Trustees to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Trust that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.


    Each Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                             PORTFOLIO TRANSACTIONS

    The Manager is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) The Trust does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. The Trust will not deal with Prudential Securities or its affiliates on a principal basis.

    In placing orders for portfolio securities of the Trust, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Trust, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Trust may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Trust. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Trust does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

    Subject to the above considerations, Prudential Securities may act as a securities broker (or futures commission merchant) for the Trust. In order for Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

    During the fiscal years ended September 30, 1995, 1996 and 1997, the Trust paid no brokerage commissions.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS



    NMMF has elected, and LAF will elect, to qualify, and each Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.


    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Funds do not anticipate realizing long-term capital gains. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules.

    Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

    It is anticipated that the net asset value per share of each Fund will remain constant. However, if the net asset value per share fluctuates and a loss is realized on a sale, redemption or exchange of shares of a Fund by a shareholder, certain rules may apply which would limit the ability of the shareholder to recognize such loss if, for example, the shareholder replaced the shares within 30 days of the disposition of the shares.

    Dividends and distributions may also be subject to state and local taxes.

    The Trust under which the Funds are created is organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for federal income tax treatment as described above, it is believed that neither the Trust nor the Funds should be liable for any income or franchise tax in The Commonwealth of Massachusetts.

                              CALCULATION OF YIELD

    Each Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in a Fund's portfolio, and its operating expenses. Each Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Effective yield = [(base period return+1)to the power of(365/7)]-1

    Comparative performance information may be used from time to time in advertising or marketing the Funds' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

    Each Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also on changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

              CUSTODIAN, TRANSFER AND SHAREHOLDER SERVICING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Trust.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Shareholder Servicing Agent of the Trust. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives a monthly fee plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

    PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to NMMF, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In connection with the transfer agency services rendered by PMFS to LAF, PMFS will be reimbursed for its direct costs, excluding profit and overhead.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent public accountants. Price Waterhouse LLP provides audit services, accounting assistance, and consultation in connection with Securities and Exchange Commission filings. The financial information for NMMF provided under "Financial Statements" for the fiscal year ended September 30, 1997 has been audited by Price Waterhouse LLP, whose report is also included under "Financial Statements." Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, served as independent public accountants for NMMF through the fiscal year ended September 30, 1996. The financial information for NMMF provided under "Financial Statements" for the fiscal year ended September 30, 1996 has been audited by Coopers & Lybrand L.L.P., whose report is also included under "Financial Statements."

                              GENERAL INFORMATION


    The Trust was organized on April 27, 1984 as a Massachusetts business trust. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be divided into an unlimited number of series of such shares, and which presently consist of NMMF and LAF. Each share of a series represents an equal proportionate interest in that series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. Upon termination of a series, whether pursuant to liquidation of the series or otherwise, shareholders of that series are entitled to share pro rata in the net assets of the series then available for distribution to such shareholders. Shareholders have no preemptive rights.



    A copy of the Agreement and Declaration of Trust (the Declaration of Trust) establishing the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or a series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of an affected series or by the Trustees upon written notice to the shareholders. Upon termination of the Trust or of a series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the series as may be determined by the Trustees, the series shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the series involved, ratably according to the number of shares of such series held by the several shareholders of the series on the date of termination.


    The assets received by the Trust for the issue or sale of shares of a series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that series, and constitute the underlying assets of that series. The underlying assets of a series are segregated and are charged with the expenses, including the organizational expenses, in respect of that series and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of the series, if more than one series has shares outstanding, certain expenses may be legally chargeable against the assets of all series.

    Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of a series for all loss and expense of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the series of which he was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    As described in the Prospectuses, the Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

    Except as otherwise disclosed in the Prospectuses and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.

                           NATIONAL MONEY MARKET FUND

                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1997

 FACE AMOUNT                                                          VALUE
 -----------                                                       ------------
              SHORT-TERM NOTES--95.7%
              BANKS--21.7%
 $30,000,000  Bayerische Landesbank Girozentrale, 5.50%,
               10/8/97..........................................   $ 29,967,917
  20,000,000  BHF Finance (DE), Inc., 5.52%, 10/3/97............     19,993,867
   5,700,000  Commonwealth Bank of Australia, 6.35%, 10/1/97....      5,700,000
              Cregem North America, Inc.:
  10,000,000   5.50%, 10/28/97..................................      9,958,750
  10,000,000   5.52%, 11/26/97..................................      9,914,133
  10,000,000   5.52%, 12/5/97...................................      9,900,333
  15,000,000  Deutsche Bank Financial, Inc., 5.50%, 10/9/97.....     14,981,667
  10,900,000  Dresdner U.S. Finance, Inc., 5.52%, 10/2/97.......     10,898,329
  25,000,000  Societe Generale, 5.51%, 10/2/97..................     24,996,174
  16,200,000  UBS Finance (DE), Inc., 5.50%, 10/9/97............     16,180,200
                                                                   ------------
                                                                    152,491,370
                                                                   ------------
              BEVERAGES--5.5%
   7,870,000  Bass Finance (CI) Ltd., guaranteed by Bass PLC,
               5.60%, 11/7/97...................................      7,824,704
              PepsiCo, Inc.:
   9,800,000   5.49%, 10/1/97...................................      9,800,000
  13,000,000   5.50%, 10/1/97...................................     13,000,000
   8,000,000   5.50%, 10/2/97...................................      7,998,778
                                                                   ------------
                                                                     38,623,482
                                                                   ------------
              BROKER/DEALERS--14.5%
              Bear Stearns & Co., Inc.:
  17,000,000   5.54%, 12/18/97.................................      16,795,943
  16,000,000   5.55%, 10/6/97..................................      15,987,667
              Goldman Sachs Group, LP:
  17,000,000   5.50%, 11/10/97.................................      16,896,111
  17,200,000   5.51%, 10/14/97.................................      17,165,777
              Merrill Lynch & Co., Inc.:
  14,000,000   5.52%, 11/3/97..................................      13,929,160
  12,000,000   5.53%, 11/5/97..................................      11,935,483
   9,000,000   5.53%, 12/10/97.................................       8,903,225
                                                                   ------------
                                                                    101,613,366
                                                                   ------------

                           NATIONAL MONEY MARKET FUND

                            STATEMENT OF INVESTMENTS
                         SEPTEMBER 30, 1997 (CONTINUED)

 FACE AMOUNT                                                          VALUE
 -----------                                                       ------------
              BUILDING MATERIALS--2.5%
              Redland Finance, Inc.:
 $ 5,000,000    5.52%, 10/6/97..................................   $  4,996,167
   5,000,000    5.52%, 10/20/97.................................      4,985,433
   8,000,000    5.52%, 10/22/97.................................      7,974,240
                                                                   ------------
                                                                     17,955,840
                                                                   ------------
              COMMERCIAL FINANCE (ASSET-BACKED)--6.3%
  10,300,000  Corporate Asset Securitization Australia Ltd.,
               5.54%, 10/27/97................................       10,258,789
              Sheffield Receivables Corp.:
   8,400,000   5.53%, 10/17/97.................................       8,379,355
  12,000,000   5.54%, 10/29/97.................................      11,948,293
  14,000,000   5.54%, 11/21/97.................................      13,890,123
                                                                   ------------
                                                                     44,476,560
                                                                   ------------
              CONSUMER FINANCE--6.3%
              CSW Credit, Inc.:
   6,600,000   5.52%, 10/8/97...................................      6,592,916
  11,000,000   5.52%, 10/20/97..................................     10,967,953
  11,000,000   5.53%, 11/12/97..................................     10,929,032
   5,000,000   5.53%, 12/2/97...................................      4,952,381
  11,000,000  Eiger Capital Corp., 5.52%, 10/10/97..............     10,984,820
                                                                   ------------
                                                                     44,427,102
                                                                   ------------
              DIVERSIFIED FINANCIAL--2.7%
  18,700,000  General Electric Capital Corp., 5.49%, 10/8/97....     18,680,038
                                                                   ------------
              ELECTRIC UTILITIES--4.1%
              National Rural Utilities Cooperative Finance
               Corp.:
   8,000,000   5.50%, 11/4/97...................................      7,958,444
  10,000,000   5.51%, 10/16/97..................................      9,977,042
   1,200,000   5.55%, 10/9/97...................................      1,198,520
   9,400,000   5.55%, 10/24/97..................................      9,366,669
                                                                   ------------
                                                                     28,500,675
                                                                   ------------
              ELECTRONICS--1.4%
  10,000,000  General Electric Co., 5.50%, 10/24/97.............      9,964,861
                                                                   ------------

                           NATIONAL MONEY MARKET FUND

                            STATEMENT OF INVESTMENTS
                         SEPTEMBER 30, 1997 (CONTINUED)

 FACE AMOUNT                                                           VALUE
 -----------                                                       -------------
              OIL-INTEGRATED--9.2%
              Petrofina (DE), Inc.:
 $20,000,000   5.50%, 10/6/97...................................   $ 19,984,722
  11,250,000   5.51%, 10/10/97..................................     11,234,503
              Statoil:
  10,000,000   5.50%, 10/21/97..................................      9,969,444
  11,900,000   5.53%, 10/28/97..................................     11,850,645
  11,500,000   5.55%, 10/28/97..................................     11,452,131
                                                                   ------------
                                                                     64,491,445
                                                                   ------------
              RESTAURANTS--4.8%
              Golden Managers Acceptance Corp.:
  17,000,000   5.54%, 10/23/97...................................    16,942,446
  16,736,000   5.55%, 10/15/97...................................    16,699,878
                                                                   ------------
                                                                     33,642,324
                                                                   ------------
              SPECIAL PURPOSE FINANCIAL--13.7%
              Cooperative Assn. of Tractor Dealers, Inc.:
  10,600,000   5.53%, 10/14/97...................................    10,578,832
   9,000,000   5.53%, 11/4/97....................................     8,947,860
   9,600,000   5.54%, 11/12/97...................................     9,537,952
   4,100,000   5.54%, 11/18/97...................................     4,069,715
  10,000,000  Delaware Funding Corp., 5.52%, 10/31/97............     9,954,000
              Preferred Receivables Funding Corp.:
  11,000,000   5.53%, 10/9/97....................................    10,986,482
   7,900,000   5.55%, 10/7/97....................................     7,892,692
              Windmill Funding Corp.:
  14,000,000   5.54%, 10/30/97...................................    13,937,521
   8,000,000   5.54%, 11/25/97...................................     7,932,289
   8,000,000   5.55%, 10/10/97...................................     7,988,900
   4,300,000   5.55%, 10/17/97...................................     4,289,393
                                                                   ------------
                                                                     96,115,636
                                                                   ------------

                          NATIONAL MONEY MARKET FUND

                           STATEMENT OF INVESTMENTS
                        SEPTEMBER 30, 1997 (CONTINUED)

 FACE AMOUNT                                                           VALUE
 -----------                                                        ------------
              TELEPHONE UTILITIES--3.0%
              Southern New England Telecom:
 $10,000,000   5.52%, 10/6/97....................................   $  9,992,333
  10,900,000   5.54%, 10/7/97....................................     10,889,936
                                                                    ------------
                                                                      20,882,269
                                                                    ------------

         TOTAL INVESTMENTS (Cost $671,864,968)         95.7%         671,864,968
              Other Assets Net of Liabilities           4.3           30,137,782
                                                      -----         ------------
                                   NET ASSETS         100.0%        $702,002,750
                                                      =====         ============

Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.


                See accompanying notes to financial statements.

                           NATIONAL MONEY MARKET FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997

ASSETS
  Investments, at amortized cost (cost $671,864,968)................ $671,864,968
  Cash..............................................................       31,543
  Receivable for Fund shares sold...................................   57,317,059
  Other.............................................................      124,240
                                                                     ------------
      Total assets..................................................  729,337,810
                                                                     ------------
LIABILITIES
  Payables and other liabilities:
   Fund shares redeemed.............................................   25,486,685
   Dividends........................................................    1,116,908
   Management fees..................................................      240,319
   Shareholder communications.......................................       92,515
   Distribution fees................................................       57,511
   Trustees' fees...................................................       26,303
   Other............................................................      314,819
                                                                     ------------
      Total liabilities.............................................   27,335,060
                                                                     ------------
NET ASSETS.......................................................... $702,002,750
                                                                     ============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
 ($702,002,750 / 702,002,750 SHARES)................................ $       1.00
                                                                     ============

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME
  Interest and discount earned...................................... $ 38,267,809
                                                                     ------------
 EXPENSES
  Management fees...................................................    2,886,449
  Distribution fees.................................................      690,378
  Transfer and dividend disbursing agent fees.......................      343,606
  Registration and filing fees......................................      341,903
  Legal and auditing fees...........................................      116,071
  Custodian fees and expenses.......................................       48,229
  Trustees' fees and expenses.......................................       47,312
  Other.............................................................       22,204
                                                                     ------------
      Total expenses................................................    4,496,152
                                                                     ------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS......................................................... $ 33,771,657
                                                                     ============

                See accompanying notes to financial statements.

                           NATIONAL MONEY MARKET FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED SEPTEMBER 30,
                                                    --------------------------
                                                        1997          1996
                                                    ------------  ------------
OPERATIONS
  Net investment income and net increase in net
   assets resulting from operations................ $ 33,771,657  $ 29,603,431
                                                    ------------  ------------
DIVIDENDS TO SHAREHOLDERS..........................  (33,771,657)  (29,603,431)
                                                    ------------  ------------
BENEFICIAL INTEREST TRANSACTIONS
  Net increase (decrease) in net assets resulting
   from beneficial interest transactions...........   49,675,319   (32,900,860)
                                                    ------------  ------------
  Net increase (decrease) in net assets............   49,675,319   (32,900,860)
NET ASSETS
  Beginning of period..............................  652,327,431   685,228,291
                                                    ------------  ------------
  End of period.................................... $702,002,750  $652,327,431
                                                    ============  ============


                See accompanying notes to financial statements.

                           NATIONAL MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

                                       YEAR ENDED SEPTEMBER 30,
                             ------------------------------------------------
                               1997      1996      1995      1994      1993
                             --------  --------  --------  --------  --------
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period.................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
Income from investment
 operations--net investment
 income.....................     0.05      0.05      0.05      0.03      0.02
Dividends to shareholders...    (0.05)    (0.05)    (0.05)    (0.03)    (0.02)
                             --------  --------  --------  --------  --------
Net asset value, end of
 period..................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
Total Return................      5.0%      5.0%      5.2%      3.2%      2.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............. $702,003  $652,327  $685,228  $823,343  $652,256
Ratios to average net
 assets:
  Net investment income.....     4.89%     4.86%     5.15%     3.20%     2.26%
  Expenses..................     0.65%     0.69%     0.69%     0.61%     0.71%


                See accompanying notes to financial statements.

                          NATIONAL MONEY MARKET FUND

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1997

1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Cash Accumulation Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified, management investment company. The Trust's investment objective is current income to the extent consistent with preservation of capital and liquidity. The Trust consists of the National Money Market Fund (the "Fund"), which is managed by PIMCO Advisors L.P. (the "Manager"). The Fund also has a sub-advisor, Columbus Circle Investors ("CCI"), which, under the supervision of the Manager and the Trust's Trustees, directs the investment of the Fund's assets.

  INVESTMENT VALUATION--The Trust values its portfolio on the basis of amortized cost which approximates market value. The Trust maintains a dollar-weighted average portfolio maturity of 90 days or less and only purchases instruments having remaining maturities of 397 days or less.

  FEDERAL TAXES--No provision for Federal income taxes has been made since the Trust has qualified as a regulated investment company under the Internal Revenue Code. The cost basis of investments approximates amortized cost, which is used for both tax and book purposes.

  OTHER--Security transactions are accounted for on the date the investments are purchased or sold (trade date). Dividends (representing net investment income) are declared daily and paid or reinvested in additional Trust shares monthly. Investment income consists solely of interest income which includes amortization of premium and accretion of discount.

  ESTIMATES--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2) SHARES AND DOLLARS OF BENEFICIAL INTEREST

  The Trust has authorized an unlimited number of $.00001 par value shares of beneficial interest. Transactions in shares and dollars of beneficial interest were as follows:

                                                 YEAR ENDED      YEAR ENDED
                                               SEPTEMBER 30,   SEPTEMBER 30,
                                                    1997            1996
                                               --------------  --------------
Shares and dollars sold.......................  6,248,712,913   5,037,785,418
Shares and dollars issued to shareholders in
 reinvestment of dividends....................     32,440,525      27,657,940
                                               --------------  --------------
    Total.....................................  6,281,153,438   5,065,443,358
Shares and dollars redeemed................... (6,231,478,119) (5,098,344,218)
                                               --------------  --------------
Net increase (decrease).......................     49,675,319     (32,900,860)
                                               ==============  ==============

                          NATIONAL MONEY MARKET FUND

                              SEPTEMBER 30, 1997


3) MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  Management fees are paid to the Manager in accordance with the investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Manager selects and reviews investments and provides executive and other personnel for management of the Trust. For such services, the Manager receives a fee, computed daily and paid monthly, based on the annual percentage rates of the corresponding levels of the Trust's average daily net assets as follows:

               0.425% of the first $500 million,
               0.400% of the next $500 million,
               0.375% of the next $500 million,
               0.350% of the next $500 million,
               0.325% on amounts in excess of $2 billion.

Under a sub-adviser agreement between the Manager and CCI, the Manager pays CCI a monthly fee based on the Fund's average daily net asset value at an annual rate of 0.05% of net assets.

  The Trustees have approved a unified fee plan, covering compensation from both of the Trusts for which they serve as independent Trustees, the Cash Accumulation Trust and the PIMCO Funds: Multi-Manager Series. The fee is allocated between the Trusts and among the Funds of the Trusts based on relative net assets. The approved Trustees' fees are as follows:

         Annual Retainer................................ $45,000
         Meeting Fee (each meeting attended)............   2,000
         Committees:
           Chairman.....................................   2,000
           Member.......................................   1,000

  In addition, the Trustees receive reimbursement for travel and out-of-pocket costs. Several individuals who are trustees or officers (or both) of the Trust are also directors or officers of the Manager or its affiliates.

4) DISTRIBUTION ASSISTANCE

  Pursuant to a Distribution Plan adopted by the Trust, the Trust was informed that the distributor, PIMCO Funds Distribution Company, an affiliate of the Manager, received $690,378 for services provided and expenses incurred during the year ended September 30, 1997 in connection with assistance rendered in the sale of Trust shares. During the year ended September 30, 1997, the distribution fee, which is accrued daily and paid monthly, was equal on an annual basis to 0.10% of the Trust's average daily net assets.

                          NATIONAL MONEY MARKET FUND

                              SEPTEMBER 30, 1997


5) PROPOSED TRANSACTION

  Prudential Investments Fund Management LLC ("PIFM"), a subsidiary of Prudential Insurance Company of America, proposed to the Trust's Board of Trustees that the Trust become part of the Prudential Mutual Fund Family. In connection with such proposal, on October 22, 1997, the Trust's Board of
Trustees: (i) nominated a new slate of Trustees; (ii) approved a new investment manager and investment management agreement; and (iii) approved a new sub-advisor and a new sub-advisory agreement. A meeting of shareholders to approve all of those actions is scheduled for December 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the National Money Market Fund:

  In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the National Money Market Fund (the "Fund") at September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the year ended September 30, 1996 and the financial highlights for each of the years then ended were audited by other independent accountants whose report dated October 23, 1996 expressed an unqualified opinion on those statements.

Price Waterhouse LLP

Kansas City, Missouri
October 28, 1997

                                  [LETTERHEAD]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Cash Accumulation Trust:

    We have audited the accompanying statement of changes in net assets of the Cash Accumulation Trust (National Money Market Fund) for the year ended September 30, 1996 and the financial highlights for each of the four years in the period then ended. The financial statement and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statement and financial highlights based on our audits.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets and financial highlights of the National Money Market of the Cash Accumulation Trust for the periods referred to above, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.
Coopers & Lybrand L.L.P.
New York, New York
October 23, 1996

                    APPENDIX A--HISTORICAL PERFORMANCE DATA



    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.



    This chart shows the long-term performance of various asset classes and the rate of inflation.



                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



                                 [CHART]

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are due to capital appreciation and reinvesting of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


                                    App. A-1

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



                                      '87      '88      '89      '90      '91      '92      '93      '94      '95      '96
          U.S. GOVERNMENT
             TREASURY
             BONDS(1)                   2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%
          U.S. GOVERNMENT
             MORTGAGE
           SECURITIES(2)                4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%
       U.S. INVESTMENT GRADE
             CORPORATE
             BONDS(3)                   2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%
               U.S.
            HIGH YIELD
             CORPORATE
             BONDS(4)                   5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%
               WORLD
            GOVERNMENT
             BONDS(5)                  35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    18.6%     4.1%
    DIFFERENCE BETWEEN HIGHEST
     AND LOWEST RETURN PERCENT         33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7



1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.



2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).



3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.



4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the Index have maturities of at least one year.



5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                    App. A-2

    This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through September 30, 1997. It does not represent the performance of any Prudential Mutual Fund.



AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (DECEMBER 31, 1986-SEPTEMBER 30, 1997)(IN U.S. DOLLARS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong        23.7%
Sweden           22.0%
Netherland       21.3%
Spain            21.0%
Belgium          19.7%
Switzerland      17.5%
USA              17.1%
UK               17.0%
France           16.1%
Germany          12.3%
Austria          10.0%
Japan             8.8%


Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of
September 30, 1997. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.



                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                                    App. A-3

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $12.4 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada            2.7%
U.S.             34.6%
Pacific Rim      20.1%
Europe           42.6%


Source: Morgan Stanley Capital International, September 30, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.



    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


                                    App. A-4

                   APPENDIX B--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                                    App. B-1

                 APPENDIX C--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of June 30, 1997, Prudential Investments Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

---------------

(1)Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Assets Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)As of December 31, 1996.

                                    App. C-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

---------------

(3)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

                                    App. C-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------

(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)As of December 31, 1994.

(7)As of December 31, 1994.

(8)On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                    App. C-3